================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                               _________________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

      Date of Report (Date of earliest event reported): September 3, 1997


                         AMERITRADE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                   DELAWARE                        47-0642657
         (State or other jurisdiction of          (I.R.S. Employer
         incorporation or organization)         Identification Number)


                    4211 SOUTH 102ND STREET, OMAHA, NEBRASKA
                                     68127
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (402) 331-7856
              (Registrant's telephone number, including area code)
                              ___________________






================================================================================

ITEM 5. OTHER EVENTS

     AmeriTrade Holding Corporation (the "Company") announced on September 3, 1997 that it planned to merge three of its operating subsidiaries into a single new company. Ceres Securities, K. Aufhauser & Company, Inc., and eBroker are to be merged into Ameritrade, Inc. which will conduct the discount securities brokerage businesses which are currently conducted by the separate subsidiaries. The merger is expected to be completed in October 1997.

     On September 3, 1997, the Company issued a press release announcing the proposed merger which is filed herewith as an exhibit.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

      (c)  The following items are filed as exhibits to this report:


      Exhibit No.  Description
      -----------  --------------------------------------

        99         Press release, dated September 3, 1997

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1997

                        AmeriTrade Holding Corporation

                        (Registrant)


                        /s/ Robert T. Slezak
                        ----------------------

                        Robert T. Slezak

                        Director, Chief Financial Officer, Vice President and Treasurer

                        (Principal Financial and Accounting Officer)






                                       3